Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 7, 2007, among UNIVERSAL AMERICAN FINANCIAL CORP., a New York corporation (the “Borrower”), the Banks party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Banks.

The Borrower, the Banks and the Administrative Agent are party to the Amended and Restated Credit Agreement dated as of May 28, 2004, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 2, 2005, the Waiver and Second Amendment to Amended and Restated Credit Agreement dated as of December 30, 2005, the Third Amendment to Amended and Restated Credit Agreement dated as of November 29, 2006 and the Fourth Amendment to Amended and Restated Credit Agreement dated as of March 22, 2007 (the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, for valuable and acknowledged consideration, the Borrower, the Banks and the Administrative Agent agree as follows:

1.             Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendment. Section 7.15(a)(ii)(x) is amended to read in its entirety as follows:

“(x) no part of such preferred stock is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) prior to June 1, 2029 and”

3.             Acknowledgment.  The Banks and the Administrative Agent acknowledge that no prepayment of the Term Loans shall be required under Section 3.03(i)(e) in connection with the issuance, anticipated to occur on or before June 1, 2007 pursuant to that certain Securities Purchase Agreement dated as of the date hereof, among the Borrower and certain investors, of the Borrower’s Series A Preferred Stock and Series B Preferred Stock for an aggregate purchase price of $100,000,000; provided that the proceeds of issuance are used in accordance with the requirements of the Credit Agreement.

4.             Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective until the Administrative Agent receives: (a) counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors, the Required Banks and the Administrative Agent; (b) payment of all expenses, including legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, including, without limitation, documents evidencing the due authorization of the execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Amendment, the incumbency of the officer of the Borrower and each of the Subsidiary Guarantors executing this Amendment, and any other matters relevant thereto.

5.             Representations.  The Borrower represents and warrants to the Administrative Agent and the Banks as follows:  (a) the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) all representations and warranties made or deemed made by the Borrower in the Credit Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

6.             Effect of Amendment.  This Amendment is a Credit Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect.  If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.             Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

8.             Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

9.             Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

10.           ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

11.           Parties.  This Amendment binds and inures to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Banks and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

UNIVERSAL AMERICAN FINANCIAL CORP., as the Borrower

By:	/s/ Robert A. Waegelein
Robert Waegelein, Executive Vice President and Chief Financial Officer

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Senior Vice President

ACKNOWLEDGED:
BANK OF AMERICA, N.A., as the
Administrative Agent

By:	/s/ Aamir Saleem
	Name:	Aamir Saleem
	Title:	Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank

By:	/s/ David H. Selden
	Name:	David H. Selden
	Title:	Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

LASALLE BANK, N.A., as a Bank

By:	/s/ Andrew C. Haak
	Name:	Andrew C. Haak
	Title:	Senior Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

THE BANK OF NEW YORK, as a Bank

By:	/s/ John M. Lokay, Jr.
	Name:	John M. Lokay, Jr.
	Title:	Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

ING CAPITAL LLC, as a Bank

By:	/s/ Mary Forstner
	Name:	Mary Forstner
	Title:	Director

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

SUNTRUST BANK, as a Bank

By:	/s/ Christine E. Moss
	Name:	Christine E. Moss
	Title:	First Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Peter I. Bystol
	Name:	Peter I. Bystol
	Title:	Assistant Vice President

Signature Page to that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

RAYMOND JAMES BANK, FSB, as a Bank

By:	/s/ Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President-Senior Corporate Banker

To induce the Administrative Agent and the Banks to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Subsidiary Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Banks, and their respective successors and permitted assigns.

WORLDNET SERVICES CORP., as a			HERITAGE HEALTH SYSTEMS OF TEXAS,
Guarantor			INC., as a Guarantor

By:	/s/ Robert A. Waegelein		By:	/s/ Theodore M. Carpenter, Jr.
	Name:	Robert A. Waegelein		Name:	Theodore M. Carpenter, Jr.
	Title:	Chief Financial Officer		Title:	President

UNIVERSAL AMERICAN FINANCIAL			HHS TEXAS MANAGEMENT, INC., as a
SERVICES, INC., as a Guarantor			Guarantor

By:	/s/ Robert A. Waegelein		By:	/s/ Theodore M. Carpenter, Jr.
	Name:	Robert A. Waegelein		Name:	Theodore M. Carpenter, Jr.
	Title:	President		Title:	President

QUINCY COVERAGE CORPORATION, as a			CHCS SERVICES INC., as a Guarantor
Guarantor

By:	/s/ Robert A. Waegelein		By:	/s/ Robert A. Waegelein
	Name:	Robert A. Waegelein		Name:	Robert A. Waegelein
	Title:	President		Title:	Executive Vice President

HERITAGE HEALTH SYSTEMS, INC., as a
Guarantor

By:	/s/ Theodore M. Carpenter, Jr.
	Name:	Theodore M. Carpenter, Jr.
	Title:	President

PSO MANAGEMENT OF TEXAS, LLC, as a			HHS TEXAS MANAGEMENT, L.P., as a
Guarantor			Guarantor

By:	/s/ Theodore M. Carpenter, Jr.		By:	HHS Texas Management, Inc., its
	Name:	Theodore M. Carpenter, Jr.		general partner
	Title:	President

				By:	/s/ Theodore M. Carpenter, Jr.
					Name:	Theodore M. Carpenter, Jr.
					Title:	President